                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A: Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Susan A. Buffman
                          --------------------
                          Susan A. Buffum

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
          Chairman of the Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2011.

                          /s/ Michael K. Farrell
                          ----------------------
                          Michael K. Farrell

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Elizabeth M. Forget
                          -----------------------
                          Elizabeth M. Forget

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A: Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2011.

                          /s/ George Foulke
                          -----------------
                          George Foulke

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and
Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ Jay S. Kaduson
                          ------------------
                          Jay S. Kaduson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                              Bennett D. Kleinberg
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2011.

                          /s/ Bennett D. Kleinberg
                          ------------------------
                          Bennett D. Kleinberg

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Kevin J. Paulson
                       Director and Senior Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Kevin J. Paulson, a Director and Senior Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2011.

                          /s/ Kevin J. Paulson
                          --------------------
                          Kevin J. Paulson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                             Robert E. Sollmann, Jr.
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A: Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2011.

                          /s/ Robert E. Sollmann, Jr.
                          ---------------------------
                          Robert E. Sollmann, Jr.

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A: Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ Paul A. Sylvester
                          ---------------------
                          Paul A. Sylvester

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A:
Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Jeffrey A. Tupper
                          ---------------------
                          Jeffrey A. Tupper

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                            Vice President - Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through MetLife Investors USA Separate Account A: Series VA, Series L - 4 Year, Series C, Series S and Series S - L Share Option, and Series VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ James J. Reilly
                          -------------------
                          James J. Reilly